Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies:
Organization and Description of Business—
HealthSouth Corporation, incorporated in Delaware in 1984, including its subsidiaries, is the largest owner and operator of inpatient rehabilitation hospitals in the United States. We operate inpatient rehabilitation hospitals and provide specialized rehabilitative treatment on both an inpatient and outpatient basis. References herein to “HealthSouth,” the “Company,” “we,” “our,” or “us” refer to HealthSouth Corporation and its subsidiaries unless otherwise stated or indicated by context.
As of December 31, 2011, we operated 99 inpatient rehabilitation hospitals (including 3 hospitals that operate as joint ventures which we account for using the equity method of accounting). We are the sole owner of 70 of these hospitals. We retain 50.0% to 97.5% ownership in the remaining 29 jointly owned hospitals. Our inpatient rehabilitation hospitals are located in 27 states and Puerto Rico, with a concentration of hospitals in the eastern half of the United States and Texas. We also had 26 outpatient rehabilitation satellite clinics operated by our hospitals, including one joint venture satellite. We also provide home health services through 25 licensed, hospital-based home health agencies. In addition to HealthSouth hospitals, we manage three inpatient rehabilitation units through management contracts.
Reclassifications—
As discussed more fully in Note 18, Assets and Liabilities in and Results of Discontinued Operations, we sold five of our six long-term acute care hospitals ("LTCHs") and closed the remaining LTCH during 2011. Accordingly, we reclassified our consolidated balance sheet as of December 31, 2010 to present the assets and liabilities of all six of our LTCHs in discontinued operations. We also reclassified our consolidated statements of operations and consolidated statements of cash flows for the years ended December 31, 2010 and 2009 to include these facilities and their results of operations as discontinued operations.
Certain immaterial amounts have been reclassified to conform to the current year presentation. In our consolidated balance sheet as of December 31, 2010, we reclassified internal-use software totaling $9.7 million from Property and equipment, net to Intangible assets, net. This reclassification had no impact on Total current assets or Total assets. See Note 6, Goodwill and Other Intangible Assets.
In addition, and in order to present previously provided financial information on a basis that is comparable to the basis on which we prepared and reported similar information in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2012 and March 31, 2012, we have recast our previously issued annual financial statements originally reported within our Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 23, 2012, to reflect the following:

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Effective January 1, 2012, we adopted Accounting Standards Update 2011-07, Healthcare Entities (Topic 954), "Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Healthcare Entities," which requires certain healthcare entities to present the provision for doubtful accounts relating to patient service revenue as a deduction from patient service revenue in the statement of operations rather than as an operating expense. All periods have been reclassified to conform to this presentation. Our adoption of this standard had no net impact on our financial position, results of operations, or cash flows. This standard also requires healthcare entities to provide enhanced disclosure about their policies for recognizing revenue and assessing bad debts, as well as qualitative and quantitative information about changes in the allowance for doubtful accounts. All disclosures have been adjusted throughout these financial statements, as applicable. See the "Net Operating Revenues," "Accounts Receivable and Allowance for Doubtful Accounts," and "Recent Accounting Pronouncements" sections of this note.

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In the first quarter of 2012, we adopted additional guidance from the Financial Accounting Standards Board (the "FASB") regarding fair value measurement and disclosure requirements. The additional guidance includes the requirement to categorize by level of the fair value hierarchy items not measured at fair value in our balance sheet but for which fair value is required to be disclosed. This requirement primarily impacted our fair value disclosures related to our long-term debt and had no impact on our financial position, results of operations, or cash flows. See the "Recent Accounting Pronouncements" section of this note and Note 15, Fair Value Measurements.

Out-of-Period Adjustments—
During the preparation of our condensed consolidated financial statements for the quarterly period ended June 30, 2009, we identified an error in our consolidated financial statements as of and for the year ended December 31, 2008 and prior periods and our condensed consolidated financial statements as of and for the quarterly period ended March 31, 2009. We corrected this error in our financial statements by adjusting Equity in net income of nonconsolidated affiliates, which resulted in a reduction of both our Income from continuing operations before income tax benefit and our Net income of approximately $4.5 million for the year ended December 31, 2009. This error related primarily to an approximate $9.6 million overstatement of our investment in a joint venture hospital we account for using the equity method of accounting due to the understatement of prior period income tax provisions of this joint venture hospital and the adjustment of certain liabilities due to this joint venture hospital. We also adjusted Other current liabilities by approximately $4.7 million due to changes in amounts due to us for expenses paid on behalf of this joint venture hospital. We do not believe these adjustments are material to the consolidated financial statements as of December 31, 2009 or to any prior years' consolidated financial statements. As a result, we did not restate any prior period amounts.
During 2011, we recorded additional income tax expense of approximately $7 million for out-of-period adjustments primarily related to corrections to our 2010 deferred tax assets associated with our net operating losses ("NOLs") and the corresponding valuation allowance. We corrected the errors in our financial statements by increasing our Provision for income tax expense, which resulted in a reduction of Income from continuing operations and Net income for the year ended December 31, 2011. We do not believe the errors or their corrections are material to the consolidated financial statements as of December 31, 2011 or to any prior years' consolidated financial statements. As a result, we have not restated any 2010 amounts. See Note 19, Income Taxes.
Basis of Presentation and Consolidation—
The accompanying consolidated financial statements of HealthSouth and its subsidiaries were prepared in accordance with generally accepted accounting principles in the United States of America and include the assets, liabilities, revenues, and expenses of all wholly owned subsidiaries, majority-owned subsidiaries over which we exercise control, and, when applicable, entities in which we have a controlling financial interest.
We use the equity method to account for our investments in entities we do not control, but where we have the ability to exercise significant influence over operating and financial policies. Consolidated net income attributable to HealthSouth includes our share of the net earnings of these entities. The difference between consolidation and the equity method impacts certain of our financial ratios because of the presentation of the detailed line items reported in the consolidated financial statements for consolidated entities compared to a one line presentation of equity method investments.
We use the cost method to account for our investments in entities we do not control and for which we do not have the ability to exercise significant influence over operating and financial policies. In accordance with the cost method, these investments are recorded at the lower of cost or fair value, as appropriate.
We also consider the guidance for consolidating variable interest entities.
We eliminate all significant intercompany accounts and transactions from our financial results.
Use of Estimates and Assumptions—
The preparation of our consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are used for, but not limited to: (1) allowance for contractual revenue adjustments; (2) allowance for doubtful accounts; (3) asset impairments, including goodwill; (4) depreciable lives of assets; (5) useful lives of intangible assets; (6) economic lives and fair value of leased assets; (7) income tax valuation allowances; (8) uncertain tax positions; (9) fair value of stock options and restricted stock containing a market condition; (10) fair value of interest rate swaps; (11) reserves for professional, workers’ compensation, and comprehensive general insurance liability risks; and (12) contingency and litigation reserves. Future events and their effects cannot be predicted with certainty; accordingly, our accounting estimates require the exercise of judgment. The accounting estimates used in the preparation of our consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as our operating environment changes. We evaluate and update our assumptions and estimates on an ongoing basis and may employ outside experts to assist in our evaluation, as considered necessary. Actual results could differ from those estimates.
Risks and Uncertainties—
As a healthcare provider, we are required to comply with extensive and complex laws and regulations at the federal, state, and local government levels. These laws and regulations relate to, among other things:

•	licensure, certification, and accreditation;

•	policies, either at the national or local level, delineating what conditions must be met to qualify for reimbursement under Medicare (also referred to as coverage requirements);

•	coding and billing for services;

•	requirements of the 60% compliance threshold under The Medicare, Medicaid and State Children’s Health Insurance Program (SCHIP) Extension Act of 2007;

•	relationships with physicians and other referral sources, including physician self-referral and anti-kickback laws;

•	quality of medical care;

•	use and maintenance of medical supplies and equipment;

•	maintenance and security of patient information and medical records;

•	acquisition and dispensing of pharmaceuticals and controlled substances; and

•	disposal of medical and hazardous waste.
In the future, changes in these laws and regulations or the manner in which they are enforced could subject our current or past practices to allegations of impropriety or illegality or could require us to make changes in our hospitals, equipment, personnel, services, capital expenditure programs, operating procedures, and contractual arrangements.
If we fail to comply with applicable laws and regulations, we could be subjected to liabilities, including (1) criminal penalties, (2) civil penalties, including monetary penalties and the loss of our licenses to operate one or more of our hospitals, and (3) exclusion or suspension of one or more of our hospitals from participation in the Medicare, Medicaid, and other federal and state healthcare programs which, if lengthy in duration and material to us, could potentially trigger a default under our credit agreement. Because Medicare comprises a significant portion of our Net operating revenues, it is important for us to remain compliant with the laws and regulations governing the Medicare program and related matters including anti-kickback and anti-fraud requirements. Substantial damages and other remedies assessed against us could have a material adverse effect on our business, financial position, results of operation, and cash flows. Even the assertion of a violation, depending on its nature, could have a material adverse effect upon our stock price or reputation.
Historically, the United States Congress and some state legislatures have periodically proposed significant changes in regulations governing the healthcare system. Many of these changes have resulted in limitations on the increases in and, in some cases, significant roll-backs or reductions in the levels of payments to healthcare providers for services under many government reimbursement programs. There can be no assurance that future governmental initiatives will not result in pricing roll-backs or freezes or reimbursement reductions. Because we receive a significant percentage of our revenues from Medicare, such changes in legislation might have a material adverse effect on our financial position, results of operations, and cash flows, if any such changes were to occur.
In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act (the “PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended the PPACA (together, the “2010 Healthcare Reform Laws”). Many provisions within the 2010 Healthcare Reform Laws have impacted or could in the future impact our business, including: (1) reducing annual market basket updates to providers, which include annual productivity adjustments; (2) the possible combining, or “bundling,” of reimbursement for a Medicare beneficiary’s episode of care at some point in the future; (3) implementing a voluntary program for accountable care organizations; (4) creating an Independent Payment Advisory Board; and (5) modifying employer-sponsored healthcare insurance plans.
Most notably for us, these laws include a reduction in annual market basket updates to hospitals. In accordance with Medicare laws and statutes, the United States Centers for Medicare and Medicaid Services (“CMS”) makes annual adjustments to Medicare reimbursement rates by what is commonly known as a “market basket update.” The reductions in our annual market basket updates began April 1, 2010 and continue through 2019 for each CMS fiscal year, which for us begins October 1, as follows:

2010	2011	2012-13	2014	2015-16	2017-19
0.25%	0.25%	0.1%	0.3%	0.2%	0.75%

In addition, beginning on October 1, 2011, the 2010 Healthcare Reform Laws require the market basket update to be reduced by a productivity adjustment on an annual basis. The productivity adjustments equal the trailing 10-year average of changes in annual economy-wide private nonfarm business multi-factor productivity. The productivity adjustment effective from October 1, 2011 to September 30, 2012 is a decrease to the market basket update of 1.0%.
On July 29, 2011, CMS released its notice of final rulemaking for fiscal year 2012 (the “2012 Rule”) for inpatient rehabilitation facilities under the prospective payment system (“IRF-PPS”). The 2012 Rule is effective for Medicare discharges between October 1, 2011 and September 30, 2012. The pricing changes in this rule include a 2.9% market basket update that has been reduced by 0.1% to 2.8% under the requirements of the 2010 Healthcare Reform Laws discussed above, as well as other pricing changes that impact our hospital-by-hospital base rate for Medicare reimbursement.
On August 2, 2011, President Obama signed into law the Budget Control Act of 2011, provisions of which will result in an automatic 2% reduction of Medicare program payments for all healthcare providers upon executive order of the President in January 2013. There also continue to be a number of efforts in both the United States Senate and the House of Representatives to address the federal spending deficit by, at least in part, reducing Medicare spending. On December 23, 2011, Congress passed, and President Obama signed into law, an extension of the current Medicare physician fee schedule payment rates from January 1, 2012 through February 29, 2012, and again in February 2012, they acted to extend the current Medicare physician reimbursement rates through December 31, 2012, further postponing the statutory reduction. If Congress does not again extend relief as it has done since 2002 or permanently modify the sustainable growth rate formula by January 1, 2013, payment levels for outpatient services under the physician fee schedule will be reduced at that point by more than 27%.
The 2010 Healthcare Reform Laws include other provisions that could affect us as well. They include the expansion of the federal Anti-Kickback Law and the False Claims Act that, when combined with other recent federal initiatives, are likely to increase investigation and enforcement efforts in the healthcare industry generally. Changes include increased resources for enforcement, lowered burden of proof for the government in healthcare fraud matters, expanded definition of claims under the False Claims Act, enhanced penalties, and increased rewards for relators in successful prosecutions. The 2010 Healthcare Reform Laws also require the establishment of new mandatory quality data reporting programs for inpatient rehabilitation facilities to take effect for fiscal year 2014. CMS is required to select and publish quality measures for these providers by October 1, 2012. Under these programs, a provider that fails to report on the selected quality measures will have its annual payment update factor reduced by 2% for an applicable fiscal year for any hospital found not in compliance with the reporting requirements. Our efforts to comply with these reporting requirements may negatively impact our cash flows.
Some states in which we operate have also undertaken, or are considering, healthcare reform initiatives that address similar issues. While many of the stated goals of the reform initiatives are consistent with our own goal to provide care that is high-quality and cost-effective, legislation and regulatory proposals may lower reimbursements, increase the cost of compliance, and otherwise adversely affect our business. We cannot predict what healthcare initiatives, if any, will be enacted, implemented or amended, or the effect any future legislation or regulation will have on us.
If we are not able to maintain increased case volumes or reduce operating costs to offset any future pricing roll-back or freeze or increased costs associated with new regulatory compliance obligations, our operating results could be adversely affected. Our results could be further adversely affected by other changes in laws or regulations governing the Medicare program, as well as possible changes to or expansion of the audit processes conducted by Medicare contractors or Medicare recovery audit contractors.
In addition, there are increasing pressures, including as a result of the 2010 Healthcare Reform Laws, from many third-party payors to control healthcare costs and to reduce or limit increases in reimbursement rates for medical services. Our relationships with managed care and non-governmental third-party payors, such as health maintenance organizations and preferred provider organizations, are generally governed by negotiated agreements. These agreements set forth the amounts we are entitled to receive for our services. We could be adversely affected in some of the markets where we operate if we are unable to negotiate and maintain favorable agreements with third-party payors.
Our third-party payors may also, from time to time, request audits of the amounts paid, or to be paid, to us under our agreements with them. We could be adversely affected in some of the markets where we operate if the auditing payor alleges that substantial overpayments were made to us due to coding errors or lack of documentation to support medical necessity determinations.
As discussed in Note 22, Contingencies and Other Commitments, we are a party to a number of lawsuits. We cannot predict the outcome of litigation filed against us. Substantial damages or other monetary remedies assessed against us could have a material adverse effect on our business, financial position, results of operations, and cash flows.
Net Operating Revenues—
During the year ended December 31, 2012, 2011, and 2010, we derived consolidated Net operating revenues from the following payor sources:

	For the Year Ended December 31,
	2011	2010	2009
Medicare	72.0%	70.5%	67.8%
Medicaid	1.6%	1.8%	2.2%
Workers' compensation	1.6%	1.6%	1.7%
Managed care and other discount plans	19.8%	21.3%	23.0%
Other third-party payors	2.0%	2.3%	2.6%
Patients	1.2%	1.3%	1.3%
Other income	1.8%	1.2%	1.4%
Total	100.0%	100.0%	100.0%

We recognize net patient service revenues in the reporting period in which we perform the service based on our current billing rates (i.e., gross charges), less actual adjustments and estimated discounts for contractual allowances (principally for patients covered by Medicare, Medicaid, and managed care and other health plans). We record gross service charges in our accounting records on an accrual basis using our established rates for the type of service provided to the patient. We recognize an estimated contractual allowance to reduce gross patient charges to the amount we estimate we will actually realize for the service rendered based upon previously agreed to rates with a payor. Our patient accounting system calculates contractual allowances on a patient-by-patient basis based on the rates in effect for each primary third-party payor. Other factors that are considered and could further influence the level of our reserves include the patient’s total length of stay for in-house patients, each patient’s discharge destination, the proportion of patients with secondary insurance coverage and the level of reimbursement under that secondary coverage, and the amount of charges that will be disallowed by payors. Such additional factors are assumed to remain consistent with the experience for patients discharged in similar time periods for the same payor classes, and additional reserves are provided to account for these factors. Payors include federal and state agencies, including Medicare and Medicaid, managed care health plans, commercial insurance companies, employers, and patients.
Management continually reviews the contractual estimation process to consider and incorporate updates to laws and regulations and the frequent changes in managed care contractual terms that result from contract renegotiations and renewals. Due to complexities involved in determining amounts ultimately due under reimbursement arrangements with third-party payors, which are often subject to interpretation, we may receive reimbursement for healthcare services authorized and provided that is different from our estimates, and such differences could be material. In addition, laws and regulations governing the Medicare and Medicaid programs are complex, subject to interpretation, and are routinely modified for provider reimbursement. All healthcare providers participating in the Medicare and Medicaid programs are required to meet certain financial reporting requirements. Federal regulations require submission of annual cost reports covering medical costs and expenses associated with the services provided by each hospital to program beneficiaries. Annual cost reports required under the Medicare and Medicaid programs are subject to routine audits, which may result in adjustments to the amounts ultimately determined to be due to HealthSouth under these reimbursement programs. These audits often require several years to reach the final determination of amounts earned under the programs. If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material.
CMS has been granted authority to suspend payments, in whole or in part, to Medicare providers if CMS possesses reliable information an overpayment, fraud, or willful misrepresentation exists. If CMS suspects payments are being made as the result of fraud or misrepresentation, CMS may suspend payment at any time without providing prior notice to us. The initial suspension period is limited to 180 days. However, the payment suspension period can be extended almost indefinitely if the matter is under investigation by the United States Department of Health and Human Services Office of Inspector General (the "HHS-OIG") or the United States Department of Justice. Therefore, we are unable to predict if or when we may be subject to a suspension of payments by the Medicare and/or Medicaid programs, the possible length of the suspension period, or the potential cash flow impact of a payment suspension. Any such suspension would adversely impact our financial position, results of operations, and cash flows.
We provide care to patients who are financially unable to pay for the healthcare services they receive, and because we do not pursue collection of amounts determined to qualify as charity care, such amounts are not recorded as revenues.
Cash and Cash Equivalents—
Cash and cash equivalents include highly liquid investments with maturities of three months or less when purchased. Carrying values of Cash and cash equivalents approximate fair value due to the short-term nature of these instruments.
We maintain amounts on deposit with various financial institutions, which may, at times, exceed federally insured limits. However, management periodically evaluates the credit-worthiness of those institutions, and we have not experienced any losses on such deposits.
Marketable Securities—
We record all equity securities with readily determinable fair values and for which we do not exercise significant influence as available-for-sale securities. We carry the available-for-sale securities at fair value and report unrealized holding gains or losses, net of income taxes, in Accumulated other comprehensive (loss) income, which is a separate component of shareholders’ equity (deficit). We recognize realized gains and losses in our consolidated statements of operations using the specific identification method.
Unrealized losses are charged against earnings when a decline in fair value is determined to be other than temporary. Management reviews several factors to determine whether a loss is other than temporary, such as the length of time a security is in an unrealized loss position, the extent to which fair value is less than cost, the financial condition and near term prospects of the issuer, and our ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.
Accounts Receivable and Allowance for Doubtful Accounts—
We report accounts receivable at estimated net realizable amounts from services rendered from federal and state agencies (under the Medicare and Medicaid programs), managed care health plans, commercial insurance companies, workers’ compensation programs, employers, and patients. Our accounts receivable are geographically dispersed, but a significant portion of our revenues are concentrated by type of payors. The concentration of net patient service accounts receivable by payor class, as a percentage of total net patient service accounts receivable as of the end of each of the reporting periods, is as follows:

	As of December 31,
	2011	2010
Medicare	60.7%	58.7%
Medicaid	2.6%	2.2%
Workers' compensation	3.2%	3.1%
Managed care and other discount plans	26.8%	28.9%
Other third-party payors	4.7%	5.0%
Patients	2.0%	2.1%
Total	100.0%	100.0%

During the years ended December 31, 2011, 2010, and 2009, approximately 72.0%, 70.5%, and 67.8%, respectively, of our Net operating revenues related to patients participating in the Medicare program. While revenues and accounts receivable from the Medicare program are significant to our operations, we do not believe there are significant credit risks associated with this government agency. Because Medicare traditionally pays claims faster than our other third-party payors, the percentage of our Medicare charges in accounts receivable is less than the percentage of our Medicare revenues. We do not believe there are any other significant concentrations of revenues from any particular payor that would subject us to any significant credit risks in the collection of our accounts receivable.
We provide for accounts receivable that could become uncollectible by establishing an allowance to reduce the carrying value of such receivables to their estimated net realizable value. Additions to the allowance for doubtful accounts are made by means of the Provision for doubtful accounts. We write off uncollectible accounts (after exhausting collection efforts) against the allowance for doubtful accounts. Subsequent recoveries are recorded via the Provision for doubtful accounts.
The collection of outstanding receivables from Medicare, managed care payors, other third-party payors, and patients is our primary source of cash and is critical to our operating performance. While it is our policy to verify insurance prior to a patient being admitted, there are various exceptions that can occur. Such exceptions include instances where we are (1) unable to obtain verification because the patient's insurance company was unable to be reached or contacted, (2) a determination is made that a patient may be eligible for benefits under various government programs, such as Medicaid, and it takes several days, weeks, or months before qualification for such benefits is confirmed or denied, and (3) the patient is transferred to our hospital from an acute care hospital without having access to a credit card, cash, or check to pay the applicable patient responsibility amounts (i.e., deductibles and co-payments). Based on our historical collection trends, our primary collection risks relate to patient accounts for which the patient was the primary payor or the primary insurance carrier has paid the amounts covered by the applicable agreement, but patient responsibility amounts remain outstanding. Changes in the economy, such as increased unemployment rates or periods of recession, can further exacerbate our ability to collect patient responsibility amounts.
We estimate our allowance for doubtful accounts based on the aging of our accounts receivable, our historical collection experience for each type of payor, and other relevant factors so that the remaining receivables, net of allowances, are reflected at their estimated net realizable values. Accounts requiring collection efforts are reviewed via system-generated work queues that automatically stage (based on age and size of outstanding balance) accounts requiring collection efforts for patient account representatives. Collection efforts include contacting the applicable party (both in writing and by telephone), providing information (both financial and clinical) to allow for payment or to overturn payor decisions to deny payment, and arranging payment plans with self-pay patients, among other techniques. When we determine all in-house efforts have been exhausted or it is a more prudent use of resources, accounts may be turned over to a collection agency. Accounts are written off after all collection efforts (internal and external) have been exhausted.
We have experienced denials of certain diagnosis codes by Medicare contractors based on medical necessity. We dispute, or "appeal," most of these denials, and we have historically collected approximately 58% of all amounts denied. The resolution of these disputes can take in excess of one year, and we cannot provide assurance as to our ongoing and future success of these disputes. As such, we make provisions against these receivables in accordance with our accounting policy that necessarily considers the age and historical collection trends of the receivables in this review process as part of our Provision for doubtful accounts. Because we do not write-off receivables until all collection efforts have been exhausted, we do not write-off receivables related to denied claims while they are in this review process. When the amount collected related to denied claims differs from the net amount previously recorded, these collection differences are recorded in the Provision for doubtful accounts. As a result, the timing of these denials by Medicare contractors and their subsequent collection can create volatility in our Provision for doubtful accounts.
If actual results are not consistent with our assumptions and judgments, we may be exposed to gains or losses that could be material. Changes in general economic conditions, business office operations, payor mix, or trends in federal or state governmental and private employer healthcare coverage could affect our collection of accounts receivable, financial position, results of operations, and cash flows.
Property and Equipment—
We report land, buildings, improvements, and equipment at cost, net of accumulated depreciation and amortization and any asset impairments. We report assets under capital lease obligations at the lower of fair value or the present value of the aggregate future minimum lease payments at the beginning of the lease term. We depreciate our assets using the straight-line method over the shorter of the estimated useful life of the assets or life of the lease term, excluding any lease renewals, unless the lease renewals are reasonably assured. Useful lives are generally as follows:

Years
Buildings	15 to 30
Leasehold improvements	2 to 15
Furniture, fixtures, and equipment	3 to 10
Assets under capital lease obligations:
Real estate	15 to 20
Equipment	3 to 5

Maintenance and repairs of property and equipment are expensed as incurred. We capitalize replacements and betterments that increase the estimated useful life of an asset. We capitalize pre-acquisition costs when they are directly identifiable with a specific property, the costs would be capitalizable if the property were already acquired, and acquisition of the property is probable. We capitalize interest expense on major construction and development projects while in progress.
We retain fully depreciated assets in property and accumulated depreciation accounts until we remove them from service. In the case of sale, retirement, or disposal, the asset cost and related accumulated depreciation balances are removed from the respective accounts, and the resulting net amount, less any proceeds, is included as a component of income from continuing operations in the consolidated statements of operations. However, if the sale, retirement, or disposal involves a discontinued operation, the resulting net amount, less any proceeds, is included in the results of discontinued operations.
We account for operating leases by recognizing escalated rents, including any rent holidays, on a straight-line basis over the term of the lease.
Goodwill and Other Intangible Assets—
We are required to test our goodwill for impairment at least annually, absent some triggering event that would accelerate an impairment assessment. Absent any impairment indicators, we perform our goodwill impairment testing as of October 1st of each year.
We recognize an impairment charge for any amount by which the carrying amount of goodwill exceeds its implied fair value. We present a goodwill impairment charge as a separate line item within income from continuing operations in the consolidated statements of operations, unless the goodwill impairment is associated with a discontinued operation. In that case, we include the goodwill impairment charge, on a net-of-tax basis, within the results of discontinued operations.
As discussed in the "Recent Accounting Pronouncements" section of this note, in September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. We early adopted this guidance in the fourth quarter of 2011.
We assess qualitative factors in our single reporting unit to determine whether it is necessary to perform the first step of the two-step quantitative goodwill impairment test. If, based on this qualitative assessment, we were to believe we must proceed to Step 1, we would determine the fair value of our reporting unit using generally accepted valuation techniques including the income approach and the market approach. The income approach includes the use of our reporting unit's discounted projected operating results and cash flows. This approach includes many assumptions related to pricing and volume, operating expenses, capital expenditures, discount factors, tax rates, etc. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairment in future periods. We reconcile the estimated fair value of our reporting unit to our market capitalization. When we dispose of a hospital, goodwill is allocated to the gain or loss on disposition using the relative fair value methodology.
We amortize the cost of intangible assets with finite useful lives over their respective estimated useful lives to their estimated residual value. As of December 31, 2011, none of our finite useful lived intangible assets has an estimated residual value. We also review these assets for impairment whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. As of December 31, 2011, we do not have any intangible assets with indefinite useful lives. The range of estimated useful lives and the amortization basis for our other intangible assets are generally as follows:

Estimated Useful Life and Amortization Basis
Certificates of need	13 to 30 years using straight-line basis
Licenses	10 to 20 years using straight-line basis
Noncompete agreements	3 to 18 years using straight-line basis
Tradenames	10 to 20 years using straight-line basis
Internal-use software	3 to 7 years using straight-line basis
Market access assets	20 years using accelerated basis

We capitalize the costs of obtaining or developing internal-use software, including external direct costs of material and services and directly related payroll costs. Amortization begins when the internal-use software is ready for its intended use. Costs incurred during the preliminary project stage and post-implementation stage, as well as maintenance and training costs, are expensed as incurred.
Our market access assets are valued using discounted cash flows under the income approach. The value of the market access assets is attributable to our ability to gain access to and penetrate an acquired facility's historical market patient base. To determine this value, we first develop a debt-free net cash flow forecast under various patient volume scenarios. The debt-free net cash flow is then discounted back to present value using a discount factor, which includes an adjustment for company-specific risk. As noted in the above table, we amortize these assets over 20 years using an accelerated basis that reflects the pattern in which we believe the economic benefits of the market access will be consumed.
Impairment of Long-Lived Assets and Other Intangible Assets—
We assess the recoverability of long-lived assets (excluding goodwill) and identifiable acquired intangible assets with finite useful lives, whenever events or changes in circumstances indicate we may not be able to recover the asset’s carrying amount. We measure the recoverability of assets to be held and used by a comparison of the carrying amount of the asset to the expected net future cash flows to be generated by that asset, or, for identifiable intangibles with finite useful lives, by determining whether the amortization of the intangible asset balance over its remaining life can be recovered through undiscounted future cash flows. The amount of impairment of identifiable intangible assets with finite useful lives, if any, to be recognized is measured based on projected discounted future cash flows. We measure the amount of impairment of other long-lived assets (excluding goodwill) as the amount by which the carrying value of the asset exceeds the fair market value of the asset, which is generally determined based on projected discounted future cash flows or appraised values. We classify long-lived assets to be disposed of other than by sale as held and used until they are disposed. We report long-lived assets to be disposed of by sale as held for sale and recognize those assets in the balance sheet at the lower of carrying amount or fair value less cost to sell, and we cease depreciation.
Investments in and Advances to Nonconsolidated Affiliates—
Investments in entities we do not control but in which we have the ability to exercise significant influence over the operating and financial policies of the investee are accounted for under the equity method. Equity method investments are recorded at original cost and adjusted periodically to recognize our proportionate share of the investees’ net income or losses after the date of investment, additional contributions made, dividends or distributions received, and impairment losses resulting from adjustments to net realizable value. We record equity method losses in excess of the carrying amount of an investment when we guarantee obligations or we are otherwise committed to provide further financial support to the affiliate.
We use the cost method to account for equity investments for which the equity securities do not have readily determinable fair values and for which we do not have the ability to exercise significant influence. Under the cost method of accounting, private equity investments are carried at cost and are adjusted only for other-than-temporary declines in fair value, additional investments, or distributions deemed to be a return of capital.
Management periodically assesses the recoverability of our equity method and cost method investments and equity method goodwill for impairment. We consider all available information, including the recoverability of the investment, the earnings and near-term prospects of the affiliate, factors related to the industry, conditions of the affiliate, and our ability, if any, to influence the management of the affiliate. We assess fair value based on valuation methodologies, as appropriate, including discounted cash flows, estimates of sales proceeds, and external appraisals, as appropriate. If an investment or equity method goodwill is considered to be impaired and the decline in value is other than temporary, we record an appropriate write-down.
Common Stock Warrants—
In January 2004, we repaid our then-outstanding 3.25% Convertible Debentures using the net proceeds of a loan arranged by Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. We accounted for this extinguishment of debt by separately computing the amounts attributable to the debt and the purchase warrants and giving accounting recognition to each component. We based our allocation to each component on the relative market value of the two components at the time of issuance. The portion allocable to the warrants was accounted for as additional paid-in capital. See Note 20, Earnings per Common Share.
See also Note 12, Shareholders' Equity (Deficit), for information related to common stock warrants issued under our Securities Litigation Settlement.
Financing Costs—
We amortize financing costs using the effective interest method over the life of the related debt. The related expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.
We accrete discounts and amortize premiums using the effective interest method over the life of the related debt, and we report discounts or premiums as a direct deduction from, or addition to, the face amount of the financing. The related income or expense is included in Interest expense and amortization of debt discounts and fees in our consolidated statements of operations.
Fair Value Measurements—
Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions market participants would use in pricing an asset or liability.
The basis for these assumptions establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – Observable inputs such as quoted prices in active markets;

•	Level 2 – Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 – Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
Assets and liabilities measured at fair value are based on one or more of three valuation techniques. The three valuation techniques are as follows:

•	Market approach – Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;

•	Cost approach – Amount that would be required to replace the service capacity of an asset (i.e., replacement cost); and

•	Income approach – Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing models, and lattice models).
Our financial instruments consist mainly of cash and cash equivalents, restricted cash, restricted marketable securities, accounts receivable, accounts payable, letters of credit, long-term debt, and interest rate swap agreements. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, and accounts payable approximate fair value because of the short-term maturity of these instruments. The fair value of our letters of credit is deemed to be the amount of payment guaranteed on our behalf by third-party financial institutions. We determine the fair value of our long-term debt using quoted market prices, when available, or discounted cash flows based on various factors, including maturity schedules, call features, and current market rates.
On a recurring basis, we are required to measure our available-for-sale restricted marketable securities and, prior to March 2011, our interest rate swaps at fair value. The fair values of our available-for-sale restricted marketable securities are determined based on quoted market prices in active markets or quoted prices, dealer quotations, or alternative pricing sources supported by observable inputs in markets that are not considered to be active. The fair value of our interest rate swaps was determined using the present value of the fixed leg and floating leg of each swap. The value of the fixed leg was the present value of the known fixed coupon payments discounted at the rates implied by the LIBOR-swap curve adjusted for the credit spreads applicable to the debt of the party in a liability position. This adjustment was meant to capture the price of transferring the liability to a similarly-rated counterparty. The value of the floating leg was the present value of the floating coupon payments which were derived from the forward LIBOR-swap rates and discounted at the same rates as the fixed leg.
On a nonrecurring basis, we are required to measure property and equipment, goodwill, other intangible assets, investments in nonconsolidated affiliates, and assets and liabilities of discontinued operations at fair value. Generally, assets are recorded at fair value on a nonrecurring basis as a result of impairment charges or similar adjustments made to the carrying value of the applicable assets. The fair value of our property and equipment is determined using discounted cash flows and significant unobservable inputs, unless there is an offer to purchase such assets, which would be the basis for determining fair value. The fair value of our intangible assets, excluding goodwill, is determined using discounted cash flows and significant unobservable inputs. The fair value of our investments in nonconsolidated affiliates is determined using quoted prices in private markets, discounted cash flows or earnings, or market multiples derived from a set of comparables. The fair value of our assets and liabilities of discontinued operations is determined using discounted cash flows and significant unobservable inputs unless there is an offer to purchase such assets and liabilities, which would be the basis for determining fair value. The fair value of our goodwill is determined using discounted projected operating results and cash flows, which involve significant unobservable inputs. Goodwill is tested for impairment as of October 1st of each year, absent any impairment indicators.
Derivative Instruments—
As of December 31, 2011, we did not have any derivative instruments outstanding. Historically, our derivative instruments consisted only of interest rate swaps that were recorded on our balance sheet at fair value. Changes in the fair values of our derivatives were recorded each period in current earnings or in other comprehensive income, depending on their designations as trading or hedging swaps.
For derivative instruments not designated as hedging instruments, all changes in fair value were reported in current period earnings on the line entitled Loss on interest rate swaps in our consolidated statements of operations. Net cash settlements on these non-designated swaps were included in investing activities in our consolidated statements of cash flows.
For derivative instruments designated as cash flow hedges, the effective portion of changes in fair value was deferred as a component of other comprehensive income and reclassified to earnings as part of interest expense in the same period in which the hedged item impacted earnings. The ineffective portion, if any, was reported in earnings as part of Loss on interest rate swaps. Net cash settlements on these swaps that were designated as cash flow hedges were included in operating activities in our consolidated statements of cash flows.
We did not have any derivative instruments designated as fair value hedges. For additional information regarding our derivative instruments, see Note 9, Derivative Instruments.
Refunds due Patients and Other Third-Party Payors—
Refunds due patients and other third-party payors consist primarily of estimates of potential overpayments received from our patients and other third-party payors. In instances where we are unable to locate and reimburse the party due the refund, these amounts may become subject to escheat property laws and consequently may be payable to various jurisdictions or reportable to a federal agency.
During 2005, we completed a substantive reconstruction process so we could prepare consolidated financial statements as of and for the years ended December 31, 2004, 2003, and 2002 and restate our previously issued financial statements for the years ended December 31, 2001 and 2000. As of December 31, 2010, approximately $42.1 million of amounts included in Refunds due patients and other third-party payors represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. These amounts were originally estimated during our reconstruction process based on collection history and other available patient receipt data. During 2011, we entered into a definitive settlement and release agreement with the state of Delaware relating to a previously disclosed audit of unclaimed property conducted on behalf of Delaware and two other states by Kelmar Associates, LLC. As a result of this settlement, no amounts included in Refunds due patients and other third-party payors as of December 31, 2011 represent an estimate of potential overpayments that originated in periods prior to December 31, 2004. See Note 21, Settlements.
As of December 31, 2010, approximately $33.9 million of the amount recorded as Refunds due patients and other third-party payors represented balances associated with our divested surgery centers, outpatient, and diagnostic divisions. These balances remained with HealthSouth after each transaction closed, and, therefore, are not reported as “held for sale” in our consolidated balance sheet. These balances were reduced to zero during 2011 as a result of the settlement with Delaware discussed above and in Note 21, Settlements.
Noncontrolling Interests in Consolidated Affiliates—
The consolidated financial statements include all assets, liabilities, revenues, and expenses of less-than-100%-owned affiliates we control. Accordingly, we have recorded noncontrolling interests in the earnings and equity of such entities. We record adjustments to noncontrolling interests for the allocable portion of income or loss to which the noncontrolling interests holders are entitled based upon their portion of the subsidiaries they own. Distributions to holders of noncontrolling interests are adjusted to the respective noncontrolling interests holders’ balance.
Convertible Perpetual Preferred Stock—
Our Convertible perpetual preferred stock contains fundamental change provisions that allow the holder to require us to redeem the preferred stock for cash if certain events occur. As redemption under these provisions is not solely within our control, we have classified our Convertible perpetual preferred stock as temporary equity.
Because our Convertible perpetual preferred stock is indexed to, and potentially settled in, our common stock, we also examined whether the embedded conversion option in our Convertible perpetual preferred stock should be bifurcated. Based on our analysis, we determined bifurcation is not necessary.
We use the if-converted method to include our Convertible perpetual preferred stock in our computation of diluted earnings per share.
Share-Based Payments—
HealthSouth has various shareholder- and non-shareholder-approved stock-based compensation plans that provide for the granting of stock-based compensation to certain employees and directors. All share-based payments to employees, including grants of employee stock options, are recognized in the financial statements based on their estimated grant-date fair value and amortized on a straight-line basis over the applicable requisite service period.
Litigation Reserves—
We accrue for loss contingencies associated with outstanding litigation for which management has determined it is probable a loss contingency exists and the amount of loss can be reasonably estimated. If the accrued amount associated with a loss contingency is greater than $5.0 million, we also accrue estimated future legal fees associated with the loss contingency. This requires management to estimate the amount of legal fees that will be incurred in the defense of the litigation. These estimates are based on our expectations of the scope, length to complete, and complexity of the claims. In the future, additional adjustments may be recorded as the scope, length, or complexity of outstanding litigation changes.
Advertising Costs—
We expense costs of print, radio, television, and other advertisements as incurred. Advertising expenses, primarily included in Other operating expenses within the accompanying consolidated statements of operations, were $4.6 million in each of the years ended December 31, 2011, 2010, and 2009.
Professional Fees—Accounting, Tax, and Legal—
In 2011 and 2010, Professional fees—accounting, tax, and legal related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues. These fees in 2011 specifically included $5.2 million related to our obligation to pay 35% of any recovery from Richard M. Scrushy to the attorneys for the derivative shareholder plaintiffs, as discussed in Note 22, Contingencies and Other Commitments.
As also discussed in Note 22, Contingencies and Other Commitments, in June 2009, a court ruled that Richard M. Scrushy, our former chairman and chief executive officer, committed fraud and breached his fiduciary duties during his time with HealthSouth. Based on this judgment, we have no obligation to indemnify him for any litigation costs. Therefore, we reversed the remainder of this accrual for his legal fees during the second quarter of 2009 which resulted in a reduction in Professional fees—accounting, tax, and legal of $6.5 million during the year ended December 31, 2009.
Excluding the reversal of accrued fees discussed above, Professional fees—accounting, tax, and legal for 2009 related primarily to legal and consulting fees for continued litigation and support matters arising from prior reporting and restatement issues and income tax return preparation and consulting fees for various tax projects related to our pursuit of our remaining income tax refund claims.
See Note 21, Settlements, and Note 22, Contingencies and Other Commitments, for a description of our continued litigation defense and support matters arising from our prior reporting and restatement issues.
Income Taxes—
We provide for income taxes using the asset and liability method. This approach recognizes the amount of income taxes payable or refundable for the current year, as well as deferred tax assets and liabilities for the future tax consequence of events recognized in the consolidated financial statements and income tax returns. Deferred income tax assets and liabilities are adjusted to recognize the effects of changes in tax laws or enacted tax rates.
A valuation allowance is required when it is more likely than not some portion of the deferred tax assets will not be realized. Realization is dependent on generating sufficient future taxable income in the applicable tax jurisdiction. On a quarterly basis, we assess the likelihood of realization of our deferred tax assets considering all available evidence, both positive and negative. Our most recent operating performance, the scheduled reversal of temporary differences, our forecast of taxable income in future periods by jurisdiction, our ability to sustain a core level of earnings, and the availability of prudent tax planning strategies are important considerations in our assessment.
We evaluate our tax positions and establish assets and liabilities in accordance with the applicable accounting guidance on uncertainty in income taxes. We review these tax uncertainties in light of changing facts and circumstances, such as the progress of tax audits, and adjust them accordingly.
HealthSouth and its corporate subsidiaries file a consolidated federal income tax return. Some subsidiaries consolidated for financial reporting purposes are not part of the consolidated group for federal income tax purposes and file separate federal income tax returns. State income tax returns are filed on a separate, combined, or consolidated basis in accordance with relevant state laws and regulations. Partnerships, limited liability companies, and other pass-through entities we consolidate or account for using the equity method of accounting file separate federal and state income tax returns. We include the allocable portion of each pass-through entity’s income or loss in our federal income tax return. We allocate the remaining income or loss of each pass-through entity to the other partners or members who are responsible for their portion of the taxes.
Assets and Liabilities in and Results of Discontinued Operations—
Components of an entity that have been disposed of or are classified as held for sale and have operations and cash flows that can be clearly distinguished from the rest of the entity are reported as discontinued operations. In the period a component of an entity has been disposed of or classified as held for sale, we reclassify the results of operations for current and prior periods into a single caption titled Income from discontinued operations, net of tax. In addition, we classify the assets and liabilities of those components as current and noncurrent assets and liabilities within Prepaid expenses and other current assets, Other long-term assets, Other current liabilities, and Other long-term liabilities in our consolidated balance sheets. We also classify cash flows related to discontinued operations as one line item within each category of cash flows in our consolidated statements of cash flows.
Earnings per Common Share—
The calculation of earnings per common share is based on the weighted-average number of our common shares outstanding during the applicable period. The calculation for diluted earnings per common share recognizes the effect of all potential dilutive common shares that were outstanding during the respective periods, unless their impact would be antidilutive.
Treasury Stock—
Shares of common stock repurchased by us are recorded at cost as treasury stock. When shares are reissued, we use an average cost method to determine cost. The difference between the cost of the shares and the reissuance price is added to or deducted from Capital in excess of par value. We account for the retirement of treasury stock as a reduction of retained earnings. However, due to our Accumulated deficit, the retirement of treasury stock is currently recorded as a reduction of Capital in excess of par value.
Comprehensive Income—
Comprehensive income is comprised of Net income, changes in unrealized gains or losses on available-for-sale securities, and the effective portion of changes in the fair value of interest rate swaps that were designated as cash flow hedges and is included in the consolidated statements of comprehensive income.
Recent Accounting Pronouncements—
In May 2011, the FASB amended its guidance to clarify its intent about the application of existing fair value measurement and disclosure requirements. The primary impact to us resulted from additional disclosure requirements included in the amended guidance, including the requirement to categorize by level of the fair value hierarchy items not measured at fair value in our balance sheet but for which fair value is required to be disclosed. This requirement primarily impacts our fair value disclosures related to our long-term debt. For public companies, this amended guidance is to be applied prospectively starting with interim and annual periods beginning after December 15, 2011. We adopted this guidance as of January 1, 2012. Our adoption of this standard primarily impacted our fair value disclosures related to our long-term debt and had no impact on our financial position, results of operations, or cash flows. See the "Reclassifications" section of this note and Note 15, Fair Value Measurements.
In June 2011, the FASB amended its guidance governing the presentation of comprehensive income. The amended guidance eliminates the option to report other comprehensive income and its components in the statement of changes in equity. Under the new guidance, an entity can elect to present items of net income and other comprehensive income in one continuous statement referred to as the statement of comprehensive income or in two separate, but consecutive, statements. While the options for presenting other comprehensive income change under the guidance, other portions of the current guidance will not change. For public entities, these changes are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. We implemented this guidance effective with our reporting as of and for the three and six months ended June 30, 2011 by moving our consolidated statements of comprehensive income to immediately follow our consolidated statements of operations. This guidance had no other impact on the Company.
In July 2011, the FASB ratified the final consensus reached by the Emerging Issues Task Force related to the presentation and disclosure of net revenue, the provision for bad debts, and the allowance for doubtful accounts of healthcare entities. This standard retains the existing revenue recognition model for healthcare entities, pending further developments in the FASB's revenue recognition project. However, this standard requires the Provision for doubtful accounts associated with patient service revenue to be separately displayed on the face of the statement of operations as a component of net revenue. This standard also requires enhanced disclosures of significant changes in estimates related to patient bad debts. We adopted this standard as of January 1, 2012. All periods presented have been reclassified to conform to this presentation. Our adoption of this standard had no net impact on our financial position, results of operations, or cash flows. See the "Reclassifications," "Net Operating Revenues," and "Accounts Receivable and Allowance for Doubtful Accounts" sections of this note.
In September 2011, the FASB amended its guidance on goodwill impairment testing to simplify the process for entities. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The revised standard is effective for annual and interim goodwill tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, provided the entity has not yet performed its 2011 annual impairment test or issued its annual financial statements. We adopted this standard in the fourth quarter of 2011. This standard did not have an impact on our financial position, results of operations, or cash flows. Rather, it changed our approach to our annual goodwill impairment analysis. See the "Goodwill and Other Intangible Assets" section of this note.